UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 23, 2024

Date of Report (Date of earliest event reported)

PRINCETON BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-41589	88-4268702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

183 Bayard Lane, Princeton, New Jersey 08540
(Address of principal executive offices) (Zip Code)

(609) 921-1700

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered or to be registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BPRN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The registrant’s 2024 annual meeting of shareholders (the “2024 Annual Meeting”) was held on April 23, 2024. There were issued and outstanding on March 4, 2024, the record date for the 2024 Annual Meeting, 6,337,105 shares of the registrant’s common stock, 6,296,686 of which were entitled to vote at the 2024 Annual Meeting. The results of the items voted on are listed below.

1.	Election of Directors

	For	Withheld

Edward Dietzler	4,117,780	246,650

Stephen Distler	4,248,310	116,120

Judith Giacin	4,256,549	107,881

Richard Gillespie	3,684,857	679,573

Robert Ridolfi	3,688,808	675,622

Stephen Shueh	4,139,239	225,191

Martin Tuchman	4,207,412	157,018

Ross Wishnick	3,439,302	925,128

	For	Against	Abstain	Broker Nonvotes

2. Advisory vote to approve named executive officer compensation	4,039,310	178,959	146,161	1,164,089

3. Proposal to approve an amendment to the registrant’s articles of incorporation to authorize a class of 2,000,000 shares of preferred stock	2,961,643	1,283,379	119,408	1,164,089

4. Proposal to ratify the appointment of Wolf & Company, P.C. as independent auditors for the year ending December 31, 2024	5,471,598	56,277	644	0

As the results in Matters 1 through 4 above indicate, at the 2024 Annual Meeting, (i) all of the nominees listed were elected as directors of the registrant; (ii) the advisory vote to approve named executive officer compensation was approved by the shareholders; (iii) the proposal to amend the registrant’s articles of incorporation to authorize a class of 2,000,000 shares of preferred stock was approved by the shareholders; and (iv) the proposal to ratify Wolf & Company, P.C. as the registrant’s independent auditors for the year ending December 31, 2024 was approved by the shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCETON BANCORP. INC.
Dated: April 23, 2024

	By:	/s/ Daniel J. O’Donnell
Daniel J. O’Donnell
Executive Vice President, Chief Operating Officer and General Counsel